EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nicholas Stork, the Chief Executive Officer of Archaea Energy Inc. (the “Company”), hereby certify that, to my knowledge:
1.the Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2022

/s/ Nicholas Stork
Name:    Nicholas Stork
Title:    Chief Executive Officer
    (Principal Executive Officer)

US 8409314